The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $102
INTECH International Managed Volatility Fund $89
INTECH U.S. Core Fund $269
INTECH U.S. Managed Volatility Fund $17
INTECH U.S. Managed Volatility Fund II $65
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $8,796
Janus Global Allocation Fund - Conservative $376
Janus Global Allocation Fund - Growth $84
Janus Global Allocation Fund - Moderate $366
Janus Global Bond Fund $1,114
Janus Global Unconstrained Bond Fund $70
Janus High-Yield Fund $9,440
Janus Multi-Sector Income Fund $48
Janus Real Return Fund $47
Janus Short-Term Bond Fund $1,127
Perkins Large Cap Value Fund $49
Perkins Mid Cap Value Fund $5,941
Perkins Select Value Fund $2
Perkins Small Cap Value Fund $31
Perkins Value Plus Income Fund $92

C-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $22
INTECH International Managed Volatility Fund $5
INTECH U.S. Core Fund $113
INTECH U.S. Managed Volatility Fund $9
INTECH U.S. Managed Volatility Fund II $1
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $3,269
Janus Global Allocation Fund - Conservative $526
Janus Global Allocation Fund - Growth $73
Janus Global Allocation Fund - Moderate $184
Janus Global Bond Fund $223
Janus Global Unconstrained Bond Fund $6
Janus High-Yield Fund $1,874
Janus Multi-Sector Income Fund $40
Janus Real Return Fund $31
Janus Short-Term Bond Fund $170
Perkins Large Cap Value Fund $22
Perkins Mid Cap Value Fund $1,728
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $69

D-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $192
INTECH U.S. Core Fund $4,032
INTECH U.S. Managed Volatility Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $9,975
Janus Global Allocation Fund - Conservative $7,061
Janus Global Allocation Fund - Growth $4,982
Janus Global Allocation Fund - Moderate $6,543
Janus Global Bond Fund $522
Janus Global Unconstrained Bond Fund $16
Janus High-Yield Fund $11,754
Janus Multi-Sector Income Fund $94
Janus Real Return Fund $92
Janus Short-Term Bond Fund $1,457
Perkins Large Cap Value Fund $542
Perkins Mid Cap Value Fund $26,626
Perkins Select Value Fund $101
Perkins Small Cap Value Fund $642
Perkins Value Plus Income Fund $429

I-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $55
INTECH International Managed Volatility Fund $1,265
INTECH U.S. Core Fund $2,552
INTECH U.S. Managed Volatility Fund $556
INTECH U.S. Managed Volatility Fund II $2,039
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $67,109
Janus Global Allocation Fund - Conservative $131
Janus Global Allocation Fund - Growth $132
Janus Global Allocation Fund - Moderate $146
Janus Global Bond Fund $1,631
Janus Global Unconstrained Bond Fund $1,825
Janus High-Yield Fund $10,137
Janus Multi-Sector Income Fund $48
Janus Real Return Fund $47
Janus Short-Term Bond Fund $3,527
Perkins Large Cap Value Fund $661
Perkins Mid Cap Value Fund $60,086
Perkins Select Value Fund $1,246
Perkins Small Cap Value Fund $4,352
Perkins Value Plus Income Fund $81

L-Class
Perkins Mid Cap Value Fund $526
Perkins Small Cap Value Fund $1,840

N-Class
INTECH U.S. Core Fund $1
INTECH U.S. Managed Volatility Fund $862
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $5,813
Janus Global Bond Fund $10,451
Janus Global Unconstrained Bond Fund $4
Janus High-Yield Fund $330
Janus Multi-Sector Income Fund $53
Janus Short-Term Bond Fund $305
Perkins Large Cap Value Fund $1,272
Perkins Mid Cap Value Fund $11,503
Perkins Small Cap Value Fund $2,003

R-Class
Janus Flexible Bond Fund $306
Janus High-Yield Fund $48
Perkins Mid Cap Value Fund $1,915
Perkins Small Cap Value Fund $0

S-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $4
INTECH International Managed Volatility Fund $1
INTECH U.S. Core Fund $447
INTECH U.S. Managed Volatility Fund $1
INTECH U.S. Managed Volatility Fund II $42
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $1,575
Janus Global Allocation Fund - Conservative $59
Janus Global Allocation Fund - Growth $39
Janus Global Allocation Fund - Moderate $65
Janus Global Bond Fund $7
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $136
Janus Multi-Sector Income Fund $45
Janus Real Return Fund $18
Janus Short-Term Bond Fund $20
Perkins Large Cap Value Fund $3
Perkins Mid Cap Value Fund $4,806
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $246
Perkins Value Plus Income Fund $32

T-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $69
INTECH International Managed Volatility Fund $24
INTECH U.S. Core Fund $1,960
INTECH U.S. Managed Volatility Fund $466
INTECH U.S. Managed Volatility Fund II $489
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $17,779
Janus Global Allocation Fund - Conservative $920
Janus Global Allocation Fund - Growth $390
Janus Global Allocation Fund - Moderate $627
Janus Global Bond Fund $723
Janus Global Unconstrained Bond Fund $220
Janus High-Yield Fund $40,186
Janus Multi-Sector Income Fund $50
Janus Real Return Fund $50
Janus Short-Term Bond Fund $13,878
Perkins Large Cap Value Fund $53
Perkins Mid Cap Value Fund $87,392
Perkins Select Value Fund $42
Perkins Small Cap Value Fund $4,264
Perkins Value Plus Income Fund $69


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72EE correctly, the correct answer is as follows
(in 000's):"

A-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $88
INTECH International Managed Volatility Fund $588
INTECH U.S. Core Fund $2,063
INTECH U.S. Managed Volatility Fund $382
INTECH U.S. Managed Volatility Fund II $0
Janus Diversified Alternatives Fund $13
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $212
Janus Global Allocation Fund - Growth $135
Janus Global Allocation Fund - Moderate $360
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $6,528
Janus Multi-Sector Income Fund $8
Janus Real Return Fund $0
Janus Short-Term Bond Fund $201
Perkins Large Cap Value Fund $184
Perkins Mid Cap Value Fund $59,098
Perkins Select Value Fund $5
Perkins Small Cap Value Fund $11,587
Perkins Value Plus Income Fund $531

C-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $31
INTECH International Managed Volatility Fund $52
INTECH U.S. Core Fund $1,613
INTECH U.S. Managed Volatility Fund $160
INTECH U.S. Managed Volatility Fund II $0
Janus Diversified Alternatives Fund $12
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $374
Janus Global Allocation Fund - Growth $179
Janus Global Allocation Fund - Moderate $262
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $1,479
Janus Multi-Sector Income Fund $7
Janus Real Return Fund $0
Janus Short-Term Bond Fund $73
Perkins Large Cap Value Fund $176
Perkins Mid Cap Value Fund $27,693
Perkins Select Value Fund $6
Perkins Small Cap Value Fund $3,142
Perkins Value Plus Income Fund $552

D-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $198
INTECH U.S. Core Fund $27,477
INTECH U.S. Managed Volatility Fund $0
Janus Diversified Alternatives Fund $23
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $3,729
Janus Global Allocation Fund - Growth $7,389
Janus Global Allocation Fund - Moderate $6,227
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $8,105
Janus Multi-Sector Income Fund $15
Janus Real Return Fund $0
Janus Short-Term Bond Fund $226
Perkins Large Cap Value Fund $2,050
Perkins Mid Cap Value Fund $170,540
Perkins Select Value Fund $284
Perkins Small Cap Value Fund $16,278
Perkins Value Plus Income Fund $2,297

I-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $60
INTECH International Managed Volatility Fund $7,132
INTECH U.S. Core Fund $16,085
INTECH U.S. Managed Volatility Fund $6,071
INTECH U.S. Managed Volatility Fund II $0
Janus Diversified Alternatives Fund $18
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $68
Janus Global Allocation Fund - Growth $188
Janus Global Allocation Fund - Moderate $135
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $5,775
Janus Multi-Sector Income Fund $7
Janus Real Return Fund $0
Janus Short-Term Bond Fund $558
Perkins Large Cap Value Fund $2,225
Perkins Mid Cap Value Fund $387,020
Perkins Select Value Fund $3,184
Perkins Small Cap Value Fund $118,290
Perkins Value Plus Income Fund $313

L-Class
Perkins Mid Cap Value Fund $3,551
Perkins Small Cap Value Fund $40,405

N-Class
INTECH U.S. Managed Volatility Fund $8,185
INTECH U.S. Core Fund $5
Janus Diversified Alternatives Fund $426
Janus Flexible Bond Fund $0
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $155
Janus Multi-Sector Income Fund $8
Janus Short-Term Bond Fund $47
Perkins Large Cap Value Fund $4,206
Perkins Mid Cap Value Fund $68,277
Perkins Small Cap Value Fund $42,587

R-Class
Janus Flexible Bond Fund $0
Janus High-Yield Fund $37
Perkins Mid Cap Value Fund $20,399
Perkins Small Cap Value Fund $4,127

S-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $4
INTECH International Managed Volatility Fund $7
INTECH U.S. Core Fund $3,650
INTECH U.S. Managed Volatility Fund $15
INTECH U.S. Managed Volatility Fund II $0
Janus Diversified Alternatives Fund $11
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $34
Janus Global Allocation Fund - Growth $68
Janus Global Allocation Fund - Moderate $70
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $97
Janus Multi-Sector Income Fund $7
Janus Real Return Fund $0
Janus Short-Term Bond Fund $4
Perkins Large Cap Value Fund $13
Perkins Mid Cap Value Fund $49,292
Perkins Select Value Fund $2
Perkins Small Cap Value Fund $13,784
Perkins Value Plus Income Fund $164

T-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $79
INTECH International Managed Volatility Fund $168
INTECH U.S. Core Fund $14,158
INTECH U.S. Managed Volatility Fund $4,938
INTECH U.S. Managed Volatility Fund II $0
Janus Diversified Alternatives Fund $12
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $490
Janus Global Allocation Fund - Growth $586
Janus Global Allocation Fund - Moderate $601
Janus Global Bond Fund $0
Janus Globbal Unconstrained Bond Fund $0
Janus High-Yield Fund $27,776
Janus Multi-Sector Income Fund $9
Janus Real Return Fund $0
Janus Short-Term Bond Fund $2,322
Perkins Large Cap Value Fund $208
Perkins Mid Cap Value Fund $615,613
Perkins Select Value Fund $120
Perkins Small Cap Value Fund $130,671
Perkins Value Plus Income Fund $344


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.2815
INTECH International Managed Volatility Fund $0.1526
INTECH U.S. Core Fund $0.2638
INTECH U.S. Managed Volatility Fund $0.1421
INTECH U.S. Managed Volatility Fund II $0.1366
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1500
Janus Global Allocation Fund - Conservative $0.3968
Janus Global Allocation Fund - Growth $0.2927
Janus Global Allocation Fund - Moderate $0.3394
Janus Global Bond Fund $0.4206
Janus Global Unconstrained Bond Fund $0.0303
Janus High-Yield Fund $0.2651
Janus Multi-Sector Income Fund $0.2611
Janus Real Return Fund $0.1879
Janus Short-Term Bond Fund $0.0199
Perkins Large Cap Value Fund $0.2389
Perkins Mid Cap Value Fund $0.4780
Perkins Select Value Fund $0.1701
Perkins Small Cap Value Fund $0.0151
Perkins Value Plus Income Fund $0.1691

C-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.2375
INTECH International Managed Volatility Fund $0.1003
INTECH U.S. Core Fund $0.1420
INTECH U.S. Managed Volatility Fund $0.1700
INTECH U.S. Managed Volatility Fund II $0.0077
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1101
Janus Global Allocation Fund - Conservative $0.3153
Janus Global Allocation Fund - Growth $0.1901
Janus Global Allocation Fund - Moderate $0.2336
Janus Global Bond Fund $0.3802
Janus Global Unconstrained Bond Fund $0.0021
Janus High-Yield Fund $0.2326
Janus Multi-Sector Income Fund $0.2227
Janus Real Return Fund $0.1500
Janus Short-Term Bond Fund $0.0079
Perkins Large Cap Value Fund $0.1130
Perkins Mid Cap Value Fund $0.2968
Perkins Select Value Fund $0.0518
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $0.1255

D-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.2934
INTECH U.S. Core Fund $0.2970
INTECH U.S. Managed Volatility Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1602
Janus Global Allocation Fund - Conservative $0.4249
Janus Global Allocation Fund - Growth $0.3150
Janus Global Allocation Fund - Moderate $0.3504
Janus Global Bond Fund $0.4280
Janus Global Unconstrained Bond Fund $0.0354
Janus High-Yield Fund $0.2751
Janus Multi-Sector Income Fund $0.2669
Janus Real Return Fund $0.1926
Janus Short-Term Bond Fund $0.0224
Perkins Large Cap Value Fund $0.2355
Perkins Mid Cap Value Fund $0.7424
Perkins Select Value Fund $0.2062
Perkins Small Cap Value Fund $0.2268
Perkins Value Plus Income Fund $0.1791

I-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.3007
INTECH International Managed Volatility Fund $0.1786
INTECH U.S. Core Fund $0.3212
INTECH U.S. Managed Volatility Fund $0.2863
INTECH U.S. Managed Volatility Fund II $0.1946
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1618
Janus Global Allocation Fund - Conservative $0.4360
Janus Global Allocation Fund - Growth $0.3272
Janus Global Allocation Fund - Moderate $0.3596
Janus Global Bond Fund $0.4335
Janus Global Unconstrained Bond Fund $0.0438
Janus High-Yield Fund $0.2783
Janus Multi-Sector Income Fund $0.2742
Janus Real Return Fund $0.1996
Janus Short-Term Bond Fund $0.0238
Perkins Large Cap Value Fund $0.2644
Perkins Mid Cap Value Fund $0.7383
Perkins Select Value Fund $0.2272
Perkins Small Cap Value Fund $0.2115
Perkins Value Plus Income Fund $0.1851

L-Class
Perkins Mid Cap Value Fund $0.7042
Perkins Small Cap Value Fund $0.2619

N-Class
INTECH U.S. Managed Volatility Fund $0.3290
INTECH U.S. Core Fund $0.3394
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1685
Janus Global Bond Fund $0.4370
Janus Global Unconstrained Bond Fund $0.0429
Janus High-Yield Fund $0.2823
Janus Multi-Sector Income Fund $0.2743
Janus Short-Term Bond Fund $0.0247
Perkins Large Cap Value Fund $0.2693
Perkins Mid Cap Value Fund $0.8011
Perkins Small Cap Value Fund $0.2704

R-Class
Janus Flexible Bond Fund $0.1280
Janus High-Yield Fund $0.2471
Perkins Mid Cap Value Fund $0.4464
Perkins Small Cap Value Fund $0

S-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.2725
INTECH International Managed Volatility Fund $0.1596
INTECH U.S. Core Fund $0.2480
INTECH U.S. Managed Volatility Fund $0.2764
INTECH U.S. Managed Volatility Fund II $0.0768
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1417
Janus Global Allocation Fund - Conservative $0.3815
Janus Global Allocation Fund - Growth $0.2723
Janus Global Allocation Fund - Moderate $0.3085
Janus Global Bond Fund $0.4108
Janus Global Unconstrained Bond Fund $0.0163
Janus High-Yield Fund $0.2595
Janus Multi-Sector Income Fund $0.2489
Janus Real Return Fund $0.1765
Janus Short-Term Bond Fund $0.0168
Perkins Large Cap Value Fund $0.2186
Perkins Mid Cap Value Fund $0.4637
Perkins Select Value Fund $0.1973
Perkins Small Cap Value Fund $0.1027
Perkins Value Plus Income Fund $0.1547

T-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.2877
INTECH International Managed Volatility Fund $0.1445
INTECH U.S. Core Fund $0.2801
INTECH U.S. Managed Volatility Fund $0.2948
INTECH U.S. Managed Volatility Fund II $0.1601
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1550
Janus Global Allocation Fund - Conservative $0.4218
Janus Global Allocation Fund - Growth $0.3109
Janus Global Allocation Fund - Moderate $0.3477
Janus Global Bond Fund $0.4239
Janus Global Unconstrained Bond Fund $0.0321
Janus High-Yield Fund $0.2707
Janus Multi-Sector Income Fund $0.2614
Janus Real Return Fund $0.1879
Janus Short-Term Bond Fund $0.0208
Perkins Large Cap Value Fund $0.2255
Perkins Mid Cap Value Fund $0.6750
Perkins Select Value Fund $0.2028
Perkins Small Cap Value Fund $0.1876
Perkins Value Plus Income Fund $0.1714


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73B correctly, the correct answer is as follows:"

A-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $1.0068
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $3.1249
INTECH U.S. Managed Volatility Fund II $0
Janus Diversified Alternatives Fund $0.0791
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0036
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839

C-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $1.0068
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $3.1249
INTECH U.S. Managed Volatility Fund II $0
Janus Diversified Alternatives Fund $0.0791
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0036
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839

D-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $0
Janus Diversified Alternatives Fund $0.0791
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0036
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839

I-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $1.0068
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $3.1249
INTECH U.S. Managed Volatility Fund II $0
Janus Diversified Alternatives Fund $0.0791
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0036
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839

L-Class
Perkins Mid Cap Value Fund $4.7552
Perkins Small Cap Value Fund $5.7500

N-Class
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $3.1249
Janus Diversified Alternatives Fund $0.0791
Janus Flexible Bond Fund $0
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Short-Term Bond Fund $0.0036
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Small Cap Value Fund $5.7500

R-Class
Janus Flexible Bond Fund $0
Janus High-Yield Fund $0.1958
Perkins Mid Cap Value Fund $4.7552
Perkins Small Cap Value Fund $5.7500

S-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $1.0068
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $3.1249
INTECH U.S. Managed Volatility Fund II $0
Janus Diversified Alternatives Fund $0.0791
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0036
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839

T-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $1.0068
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $3.1249
INTECH U.S. Managed Volatility Fund II $0
Janus Diversified Alternatives Fund $0.0791
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0036
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Emerging Markets Managed Volatility Fund: 15
INTECH Global Income Mangaged Volatility Fund: 291
INTECH International Managed Volatility Fund: 666
INTECH U.S. Core Fund: 1,175
INTECH U.S. Managed Volatility Fund: 160
INTECH U.S. Managed Volatility Fund II: 484
Janus Diversified Alternatives Fund: 164
Janus Flexible Bond Fund: 63,305
Janus Global Allocation Fund - Conservative: 967
Janus Global Allocation Fund - Growth: 303
Janus Global Allocation Fund - Moderate: 1,129
Janus Global Bond Fund: 3,075
Janus Global Unconstrained Bond Fund: 5,143
Janus High-Yield Fund: 33,949
Janus Multi-Sector Income Fund: 202
Janus Real Return Fund: 237
Janus Short-Term Bond Fund: 56,460
Perkins Large Cap Value Fund: 217
Perkins Mid Cap Value Fund: 14,921
Perkins Select Value Fund: 9
Perkins Small Cap Value Fund: 2,408
Perkins Value Plus Income Fund: 585

C-Class
INTECH Emerging Markets Managed Volatility Fund: 5
INTECH Global Income Mangaged Volatility Fund: 103
INTECH International Managed Volatility Fund: 58
INTECH U.S. Core Fund: 884
INTECH U.S. Managed Volatility Fund: 103
INTECH U.S. Managed Volatility Fund II: 185
Janus Diversified Alternatives Fund: 155
Janus Flexible Bond Fund: 32,337
Janus Global Allocation Fund - Conservative: 1,738
Janus Global Allocation Fund - Growth: 398
Janus Global Allocation Fund - Moderate: 816
Janus Global Bond Fund: 644
Janus Global Unconstrained Bond Fund: 3,184
Janus High-Yield Fund: 7,686
Janus Multi-Sector Income Fund: 185
Janus Real Return Fund: 210
Janus Short-Term Bond Fund: 20,545
Perkins Large Cap Value Fund: 206
Perkins Mid Cap Value Fund: 7,131
Perkins Select Value Fund: 11
Perkins Small Cap Value Fund: 668
Perkins Value Plus Income Fund: 614

D-Class
INTECH Emerging Markets Managed Volatility Fund: 53
INTECH Global Income Mangaged Volatility Fund: 654
INTECH U.S. Core Fund: 15,109
INTECH U.S. Managed Volatility Fund: 10
Janus Diversified Alternatives Fund: 298
Janus Flexible Bond Fund: 62,282
Janus Global Allocation Fund - Conservative: 17,451
Janus Global Allocation Fund - Growth: 16,662
Janus Global Allocation Fund - Moderate: 19,567
Janus Gloabl Unconstrained Bond Fund: 905
Janus Global Bond Fund: 1,241
Janus High-Yield Fund: 42,351
Janus Multi-Sector Income Fund: 379
Janus Real Return Fund: 452
Janus Short-Term Bond Fund: 63,660
Perkins Large Cap Value Fund: 2,455
Perkins Mid Cap Value Fund: 45,237
Perkins Select Value Fund: 526
Perkins Small Cap Value Fund: 3,593
Perkins Value Plus Income Fund: 2,525

I-Class
INTECH Emerging Markets Managed Volatility Fund: 10
INTECH Global Income Mangaged Volatility Fund: 200
INTECH International Managed Volatility Fund: 8,177
INTECH U.S. Core Fund: 8,823
INTECH U.S. Managed Volatility Fund: 2,657
INTECH U.S. Managed Volatility Fund II: 8,946
Janus Diversified Alternatives Fund: 225
Janus Flexible Bond Fund: 491,062
Janus Global Allocation Fund - Conservative: 315
Janus Global Allocation Fund - Growth: 430
Janus Global Allocation Fund - Moderate: 425
Janus Global Bond Fund: 4,297
Janus Global Unconstrained Bond Fund: 119,914
Janus High-Yield Fund: 30,090
Janus Multi-Sector Income Fund: 179
Janus Real Return Fund: 234
Janus Short-Term Bond Fund: 155,959
Perkins Large Cap Value Fund: 2,648
Perkins Mid Cap Value Fund: 98,303
Perkins Select Value Fund: 5,654
Perkins Small Cap Value Fund: 25,331
Perkins Value Plus Income Fund: 347

L-Class
Perkins Mid Cap Value Fund: 910
Perkins Small Cap Value Fund: 8,659

N-Class
INTECH U.S. Core Fund: 3
INTECH U.S. Managed Volatility Fund: 3,510
Janus Diversified Alternatives Fund: 5,424
Janus Flexible Bond Fund: 45,859
Janus Global Bond Fund: 24,749
Janus Global Unconstrained Bond Fund: 201
Janus High-Yield Fund: 817
Janus Multi-Sector Income Fund: 206
Janus Short-Term Bond Fund: 13,128
Perkins Large Cap Value Fund: 5,047
Perkins Mid Cap Value Fund: 18,327
Perkins Small Cap Value Fund: 9,453

R-Class
Janus Flexible Bond Fund: 2,685
Janus High-Yield Fund: 195
Perkins Mid Cap Value Fund: 5,332
Perkins Small Cap Value Fund: 894

S-Class
INTECH Emerging Markets Managed Volatility Fund: 5
INTECH Global Income Mangaged Volatility Fund: 14
INTECH International Managed Volatility Fund: 8
INTECH U.S. Core Fund: 2,007
INTECH U.S. Managed Volatility Fund: 6
INTECH U.S. Managed Volatility Fund II: 547
Janus Diversified Alternatives Fund: 138
Janus Flexible Bond Fund: 5,781
Janus Global Allocation Fund - Conservative: 161
Janus Global Allocation Fund - Growth: 147
Janus Global Allocation Fund - Moderate: 221
Janus Global Bond Fund: 16
Janus Global Unconstrained Bond Fund: 29
Janus High-Yield Fund: 451
Janus Multi-Sector Income Fund: 183
Janus Real Return Fund: 84
Janus Short-Term Bond Fund: 1,141
Perkins Large Cap Value Fund: 16
Perkins Mid Cap Value Fund: 12,790
Perkins Select Value Fund: 4
Perkins Small Cap Value Fund: 3,024
Perkins Value Plus Income Fund: 181

T-Class
INTECH Emerging Markets Managed Volatility Fund: 15
INTECH Global Income Mangaged Volatility Fund: 267
INTECH International Managed Volatility Fund: 177
INTECH U.S. Core Fund: 7,681
INTECH U.S. Managed Volatility Fund: 2,037
INTECH U.S. Managed Volatility Fund II: 3,070
Janus Diversified Alternatives Fund: 154
Janus Flexible Bond Fund: 123,268
Janus Global Allocation Fund - Conservative: 2,279
Janus Global Allocation Fund - Growth: 1,318
Janus Global Allocation Fund - Moderate: 2,058
Janus Global Bond Fund: 1,786
Janus Global Unconstrained Bond Fund: 15,884
Janus High-Yield Fund: 144,778
Janus Multi-Sector Income Fund: 213
Janus Real Return Fund: 272
Janus Short-Term Bond Fund: 649,505
Perkins Large Cap Value Fund: 251
Perkins Mid Cap Value Fund: 157,982
Perkins Select Value Fund: 222
Perkins Small Cap Value Fund: 28,437
Perkins Value Plus Income Fund: 374


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class
INTECH Emerging Markets Managed Volatility Fund $10.18
INTECH Global Income Mangaged Volatility Fund $11.42
INTECH International Managed Volatility Fund $7.56
INTECH U.S. Core Fund $20.32
INTECH U.S. Managed Volatility Fund $10.14
INTECH U.S. Managed Volatility Fund II $21.73
Janus Diversified Alternatives Fund $10.08
Janus Flexible Bond Fund $10.56
Janus Global Allocation Fund - Conservative $12.80
Janus Global Allocation Fund - Growth $14.15
Janus Global Allocation Fund - Moderate $13.35
Janus Global Bond Fund $9.99
Janus Global Unconstrained Bond Fund $9.82
Janus High-Yield Fund $8.52
Janus Multi-Sector Income Fund $9.80
Janus Real Return Fund $9.58
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $16.43
Perkins Mid Cap Value Fund $20.17
Perkins Select Value Fund $12.26
Perkins Small Cap Value Fund $21.69
Perkins Value Plus Income Fund $11.39

C-Class
INTECH Emerging Markets Managed Volatility Fund $10.18
INTECH Global Income Mangaged Volatility Fund $11.36
INTECH International Managed Volatility Fund $7.51
INTECH U.S. Core Fund $20.22
INTECH U.S. Managed Volatility Fund $9.98
INTECH U.S. Managed Volatility Fund II $20.94
Janus Diversified Alternatives Fund $9.99
Janus Flexible Bond Fund $10.56
Janus Global Allocation Fund - Conservative $12.61
Janus Global Allocation Fund - Growth $13.96
Janus Global Allocation Fund - Moderate $13.19
Janus Global Bond Fund $10.00
Janus Gloabl Unconstrained Bond Fund $9.81
Janus High-Yield Fund $8.52
Janus Multi-Sector Income Fund $9.80
Janus Real Return Fund $9.54
Janus Short-Term Bond Fund $3.03
Perkins Large Cap Value Fund $16.24
Perkins Mid Cap Value Fund $19.92
Perkins Select Value Fund $12.20
Perkins Small Cap Value Fund $21.00
Perkins Value Plus Income Fund $11.42

D-Class
INTECH Emerging Markets Managed Volatility Fund $10.18
INTECH Global Income Mangaged Volatility Fund $11.39
INTECH U.S. Core Fund $20.34
INTECH U.S. Managed Volatility Fund $10.02
Janus Diversified Alternatives Fund $10.10
Janus Flexible Bond Fund $10.56
Janus Global Allocation Fund - Conservative $12.87
Janus Global Allocation Fund - Growth $14.22
Janus Global Allocation Fund - Moderate $13.41
Janus Global Bond Fund $9.99
Janus Global Unconstrained Bond Fund $9.82
Janus High-Yield Fund $8.52
Janus Multi-Sector Income Fund $9.80
Janus Real Return Fund $9.60
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $16.33
Perkins Mid Cap Value Fund $19.99
Perkins Select Value Fund $12.27
Perkins Small Cap Value Fund $21.58
Perkins Value Plus Income Fund $11.40

I-Class
INTECH Emerging Markets Managed Volatility Fund $10.18
INTECH Global Income Mangaged Volatility Fund $11.44
INTECH International Managed Volatility Fund $7.52
INTECH U.S. Core Fund $20.34
INTECH U.S. Managed Volatility Fund $10.10
INTECH U.S. Managed Volatility Fund II $21.56
Janus Diversified Alternatives Fund $10.12
Janus Flexible Bond Fund $10.56
Janus Global Allocation Fund - Conservative $12.87
Janus Global Allocation Fund - Growth $14.22
Janus Global Allocation Fund - Moderate $13.41
Janus Global Bond Fund $9.99
Janus Global Unconstrained Bond Fund $9.82
Janus High-Yield Fund $8.52
Janus Multi-Sector Income Fund $9.80
Janus Real Return Fund $9.53
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $16.39
Perkins Mid Cap Value Fund $20.00
Perkins Select Value Fund $12.28
Perkins Small Cap Value Fund $21.66
Perkins Value Plus Income Fund $11.40

L-Class
Perkins Mid Cap Value Fund $20.28
Perkins Small Cap Value Fund $22.09

N-Class
INTECH U.S. Managed Volatility Fund $10.07
INTECH U.S. Core Fund $20.32
Janus Diversified Alternatives Fund $10.13
Janus Flexible Bond Fund $10.55
Janus Global Bond Fund $9.98
Janus Global Unconstrained Bond Fund $9.82
Janus High-Yield Fund $8.52
Janus Multi-Sector Income Fund $9.80
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $16.37
Perkins Mid Cap Value Fund $19.95
Perkins Small Cap Value Fund $21.62

R-Class
Janus Flexible Bond Fund $10.56
Janus High-Yield Fund $8.52
Perkins Mid Cap Value Fund $20.02
Perkins Small Cap Value Fund $21.34

S-Class
INTECH Emerging Markets Managed Volatility Fund $10.18
INTECH Global Income Mangaged Volatility Fund $11.40
INTECH International Managed Volatility Fund $7.62
INTECH U.S. Core Fund $20.28
INTECH U.S. Managed Volatility Fund $10.11
INTECH U.S. Managed Volatility Fund II $21.68
Janus Diversified Alternatives Fund $10.04
Janus Flexible Bond Fund $10.56
Janus Global Allocation Fund - Conservative $12.77
Janus Global Allocation Fund - Growth $14.09
Janus Global Allocation Fund - Moderate $13.27
Janus Global Bond Fund $10.00
Janus Global Unconstrained Bond Fund $9.82
Janus High-Yield Fund $8.54
Janus Multi-Sector Income Fund $9.80
Janus Real Return Fund $9.60
Janus Short-Term Bond Fund $3.03
Perkins Large Cap Value Fund $16.54
Perkins Mid Cap Value Fund $20.16
Perkins Select Value Fund $12.25
Perkins Small Cap Value Fund $21.49
Perkins Value Plus Income Fund $11.40

T-Class
INTECH Emerging Markets Managed Volatility Fund $10.18
INTECH Global Income Mangaged Volatility Fund $11.41
INTECH International Managed Volatility Fund $7.52
INTECH U.S. Core Fund $20.33
INTECH U.S. Managed Volatility Fund $10.02
INTECH U.S. Managed Volatility Fund II $21.47
Janus Diversified Alternatives Fund $10.09
Janus Flexible Bond Fund $10.55
Janus Global Allocation Fund - Conservative $12.85
Janus Global Allocation Fund - Growth $14.21
Janus Global Allocation Fund - Moderate $13.38
Janus Global Bond Fund $9.99
Janus Global Unconstrained Bond Fund $9.81
Janus High-Yield Fund $8.52
Janus Multi-Sector Income Fund $9.80
Janus Real Return Fund $9.56
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $16.31
Perkins Mid Cap Value Fund $20.05
Perkins Select Value Fund $12.25
Perkins Small Cap Value Fund $21.61
Perkins Value Plus Income Fund $11.40